UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)       APRIL 27, 2006
                                                      --------------------------

                    BUILDING MATERIALS CORPORATION OF AMERICA
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        33-81808                                          22-3276290
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(Commission File Number)                       (IRS Employer Identification No.)


             1361 ALPS ROAD
            WAYNE, NEW JERSEY                                         07470
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(Address of Principal Executive Offices)                           (Zip Code)


                                 (973) 628-3000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ADDITIONAL REGISTRANTS



                                                                                    Address, including zip
                                                                                      code and telephone
                                  State or other                                    number, including area
                                  jurisdiction of                                   code, of registrant's
 Exact name of registrant        incorporation or        Registration No./I.R.S.           principal
as specified in its charter        organization       Employer Identification No.      executive offices
---------------------------        ------------       ---------------------------      -----------------

Building Materials                   Delaware                 333-69749-01/             1361 Alps Road
Manufacturing Corporation                                      22-3626208               Wayne, NJ 07470
                                                                                        (973) 628-3000




















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
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

           (B) On April 27, 2006, Building Materials Corporation of America ("BMCA" or the "Company") announced the retirement of William W. Collins from his positions as Director, President and Chief Executive Officer of BMCA and certain of its subsidiaries. Mr. Collins' retirement was effective immediately.

           (C) The Company also announced the appointment of Mr. Robert B. Tafaro, age 55, to the positions of President and Chief Executive Officer of BMCA, effective immediately. Mr. Tafaro joined BMCA in 1989 and, over the past 17 years, has held progressively more responsible positions. Mr. Tafaro has been a director of BMCA and some of its subsidiaries for more than five years and Chief Operating Officer since October 2005. He also has been Executive Vice President, Roofing Systems of BMCA and some of its subsidiaries since February 2005. He was previously Senior Vice President and General Manager--Roofing Systems Sales of BMCA and some of its subsidiaries from October 2003 to February 2005. He was Senior Vice President and General Manager--Residential Systems of BMCA and some of its subsidiaries from July 2000 to October 2003.

           A copy of the Company's press release is attached as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

           (C) EXHIBITS

           99.1          Company announcement.













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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                   BUILDING MATERIALS CORPORATION OF AMERICA
                                   BUILDING MATERIALS MANUFACTURING CORPORATION

Dated: May 3, 2006                 By: /s/ John F. Rebele
                                       ----------------------------------------
                                       Name: John F. Rebele
                                       Title: Senior Vice President,
                                              Chief Financial Officer and
                                              Chief Administrative Officer



















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
                                  EXHIBIT INDEX


        EXHIBIT NO.       DESCRIPTION
        -----------       -----------

        99.1              Company announcement.




























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